CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         I, Donald Maggi, Chief Executive Officer of Front Porch Digital Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended December 31, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                              By: /s/ Donald Maggi
                                              ------------------------------
                                              Name: Donald Maggi
                                              Title: Chief Executive Officer

May 19, 2003

          A signed original of this written statement required by Section 906 has been provided to Front Porch Digital Inc. and will be retained by Front Porch Digital Inc. and furnished to the Securities and Exchange Commission or its staff upon request.